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                                                                   EXHIBIT 10.26



                         National Institutes of Health
              Alcohol, Drug Abuse and Mental Health Administration
                          MATERIAL TRANSFER AGREEMENT


This Material Transfer Agreement ("MTA") has been adopted for use by the National Institutes of Health ("NIH") in all transfers of research material ("Research Material") whether NIH or ADAMHA is identified below as its Provider or Recipient.

1. Provider agrees to transfer to Recipient's investigator named below the following Research Material:

Dihydro-5-Azacytidine (DHCA) bulk and formulated clinical grade material and corresponding documentation.

2. THIS RESEARCH MATERIAL MAY NOT BE USED IN HUMAN SUBJECTS. This Research Material will only be used for research purposes by Recipient's investigator in his/her laboratory, for the Research Project described below, under suitable containment conditions. This Research Material will not be used for commercial purposes such as screening, production or sale, for which a commercialization license may be required. Recipient agrees to comply with all Federal rules and regulations applicable to the Research Project and the handling of the Research Material.

2.  (a).      Are Research Materials of human origin?       [ ] Yes      [X] No

2.  (b).      If Yes in 2(a), were Research Materials collected according to 45
              CFR 46 "Protection of Human Subjects?"        [ ] Yes      [ ] No

              Please Provide Assurance Number:
                                              -------------------------
3. This Research Material will be used by Recipient's investigator solely in connection with the following research project ("Research Project") described with specificity as follows (use an attachment page if necessary:

Pre-Clinical evaluation and analysis of the bulk and formulated clinical grade material of DHAC. An Amendment "Appendix A" to this MTA pursuant to Paragraph 11 will be executed prior to anticipated Clinical Testing of DHAC. Recipient therefore agrees that Clinical Human studies, without additional documentation and approval as described in Paragraph 11, are not the subject of this MTA.

4. In all oral presentations or written publications concerning the Research Project, Recipient will acknowledge Provider's contribution of this Research Material unless requested otherwise. TO the extent permitted by law, Recipient agrees to treat in confidence, for a period of three (3) years from the date of its disclosure, any of Provider's written information about this Research Material that is stamped





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"CONFIDENTIAL," except for information that was previously known to Recipient or that is or becomes publicly available or which is disclosed to Recipient without a confidentiality obligation. Recipient may publish or otherwise publicly disclose the results of the Research Project, but if Provider has given CONFIDENTIAL information to Recipient such public disclosure may be made only after Provider has had thirty (30) days to review the proposed disclosure, except when a shortened time period under court order or the Freedom of Information Act pertains.

5. This Research Material represents a significant investment on the part of Provider, and is considered proprietary to Provider. Recipient's investigator therefore agrees to retain control over this Research Material, and further agrees not to transfer the Research Material to other people not under her or his direct supervision without advance written approval of Provider. Provider reserves the right to distribute the Research Materials to others and to use it for its own purposes. When the Research Project is completed, or three (3) years have elapsed, whichever occurs first, the Research Material will be destroyed by Recipient or otherwise disposed of as mutually agreed by Provider and Recipient.

6. This Research Material is provided as a service to the research community. IT IS BEING SUPPLIED TO RECIPIENT WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Provider makes no representations that the use of the Research Material will not infringe any patent or proprietary rights of third parties.

7. When Provider is the NIH/ADAMHA: Recipient shall retain title to any patent or other intellectual property rights in inventions made by its employees in the course of the Research Project. Information derived from the Research Project which creates an intellectual property interest in Recipient may be used by Recipient for any purpose including a commercial purpose. Recipient agrees not to claim, infer, or imply Governmental endorsement of the Research Project, the institution or personnel conducting the Research Project or any resulting commercial products(s). Recipient agrees to hold the United States Government harmless and to indemnify the Government for all liabilities, demands, damages, expenses and losses arising out of Recipient's use for any purpose of the Research Material.

8. When Recipient is the NIH/ADAMHA: The NIH/ADAMHA shall retain title to any patent or other intellectual property rights in inventions made by its employees in the course of the Research Project. The NIH/ADAMHA are not authorized to promise rights in advance for inventions developed through this Research Project, except under a Cooperative Research and Development Agreement ("CRADA") pursuant to the Federal Technology Transfer Act of 1986. Except as many be accorded through Paragraph 9, below, Provider acquires no intellectual property rights under this MTA, but may apply for license rights to any patentable invention that might result from t his Research Project. It is the intention of NIH/ADAMHA that Provider not be liable to NIH/ADAMHA for any claims or damages arising from NIH/ADAMHA's use of the Research Material; however, no indemnification is provided or intended.





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9.       Pursuant to  their "Policy Statement on Cooperative Research and
Development Agreements and Intellectual Property Licensing," NIH and ADAMHA may permit their investigators to enter into CRADAs (and thereby promise an option to acquire intellectual property rights) to exchange for the contribution of "essential research materials...not otherwise reasonably available." If the Research Material transferred by this MTA is so certified below, Provider and t he NIH/ADAMHA (when Recipient) investigator should submit a formal CRADA for NIH/ADAMHA approval. For nongovernmental entities that regularly provide research materials to NIH or ADAMHA, it is suggested that a master CRADA be negotiated under which a certification below will suffice to invoke the provisions of the CRADA. If provider and Recipient otherwise decide to engage in a cooperative research or development project using the Research Material, a formal CRADA must also be negotiated. For general inquiries regarding CRADAs or NIH/ADAMHA technology transfer policies, contact the Office of Technology Transfer at (301) 496-7057.

For receipt of Research Materials under this Paragraph, when a master CRADA governing material transfers is in effect between NIH or ADAMHA and Provider, the NIH/ADAMHA investigator must identify the CRADA by NIH/ADAMHA reference
number:     and provide a more detailed description than in Paragraph 2, above of the specific extent of activities within the overall Research Project to which the provisions of the CRADA will pertain (use an attachment page if necessary). Signature by the investigator and authorized official below constitutes certification that the Research Material transferred by this MTA is essential and not otherwise reasonable available for the following activities:

10. This MTA shall be construed in accordance with Federal law as applied by the Federal courts in the District of Columbia.

11. Additional: 1) Prior to the transfer of any material under this agreement, Recipient must document with DCT, NCI a plan to develop and commercialize this agent as a drug therapeutic. 2) Recipient agrees to report
all non- clinical experimental results at least annually to DCT, NCI.   3)
Clinical uses of this compound will be performed only after an appropriate amendment to this agreement has been executed, including submission of documentation to DCT, NCI regarding clinical protocols and IND approval, and agreement to provide DCT, NCI copies of all Clinical Trial Annual Reports submitted to the FDA.





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The undersigned expressly certifies or affirms that the contents of any statements made or reflected in this document are truthful and accurate.

         RECIPIENT:
                                       RICHARD L. LOVE, PRESIDENT/CEO

       March 9, 1995                   /s/ RICHARD L. LOVE
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            Date                       Investigator and Title

                                       /s/ RICHARD L. LOVE
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            Date                       Authorized signature and Title


Institute for Drug Development/ILEX Oncology
11812 Beckett Street
Potomac  MD 20854

         FOR THE NATIONAL INSTITUTES OF HEALTH:

                                    DR. DALE SHOEMAKER

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           Date                     Investigator and Title


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           Date                     DR. BRUCE A. CHABNER, DIR., DCT, NCI
                                    Authorized signature and Title





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